UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

QMIS TBS CAPITAL GROUP CORP.

(Exact name of registrant as specified in charter)

Delaware	333-238872	32-0619708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55-6, The Boulevard Office,

Lingkaran Syed Putra, Mid Valley City,

59200, Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+(60)3 2282 6066

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 9, 2024, Nicholas TL Wong resigned as a member of the Board of Directors (the “Board”) and as the Chief Operating Officer of the Company. The resignation of Mr. Wong is not the result of any disagreement with the Company, the Board, or management, on any matter relating to the Company’s operations, policies, or practices.

On April 9, 2024, Teck Sheng Ting resigned as a member of the Board and as the Chief Strategy Officer of the Company. The resignation of Mr. Ting is not the result of any disagreement with the Company, the Board, or management, on any matter relating to the Company’s operations, policies, or practices.

On April 9, 2024, Chang Yee Lee resigned as a member of the Board and as the Business Development Officer of the Company. The resignation of Mr. Lee is not the result of any disagreement with the Company, the Board, or management, on any matter relating to the Company’s operations, policies, or practices.

On April 9, 2024, Wei Heng Chew resigned as a member of the Board and as the Chief Technology Officer of the Company. The resignation of Mr. Chew is not the result of any disagreement with the Company, the Board, or management, on any matter relating to the Company’s operations, policies, or practices.

On April 9, 2024, Stephen Markscheid resigned as a member of the Board. The resignations of Mr. Markscheid is not the result of any disagreement with the Company, the Board, or management, on any matter relating to the Company’s operations, policies, or practices.

On April 9, 2024, Dr Hj Mazlan Hj Ahmad resigned as a member of the Board. The resignations of Dr. Ahmad is not the result of any disagreement with the Company, the Board, or management, on any matter relating to the Company’s operations, policies, or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2024

QMIS TBS CAPITAL GROUP CORP.

By:	/s/ Yung Kong Chin
Name: Yung Kong Chin
Title: Chief Executive Officer